UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 4, 2014

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

Item 1.01. Entry into a Material Definitive Agreement.

On September 4, 2014, Consolidated Communications Holdings, Inc. (the “Company”) and its subsidiaries Consolidated Communications Finance II Co. (“Finance Co.”), Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Communications, SureWest Telephone, SureWest Long Distance, SureWest TeleVideo, SureWest Fiber Ventures, LLC and SureWest Kansas, Inc., entered into a Purchase Agreement (the “Purchase Agreement”) with Morgan Stanley & Co. LLC, as the representative of itself, Wells Fargo Securities, LLC and RBS Securities Inc. (the “Initial Purchasers”), as initial purchasers, relating to the issuance and sale by Finance Co. to the Initial Purchasers of $200,000,000 aggregate principal amount of 6.50% senior notes due 2022 (the “Notes”).  Upon the closing of the issuance of the Notes, Finance Co. will enter into an escrow and security agreement pursuant to which the proceeds of the Notes offering will be placed in an escrow account to secure the Notes pending the consummation of the Company’s previously disclosed acquisition of Enventis Corporation.

The Notes will be issued pursuant to an indenture, to be dated as of September 18, 2014, between Finance Co. and Wells Fargo Bank, National Association, as trustee.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”).  The Initial Purchasers intend to offer the Notes in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and outside the United States pursuant to Regulation S under the Securities Act.  In addition, some of the Notes are expected to be offered and sold to Richard A. Lumpkin, a Director of the Company, or an entity controlled by Mr. Lumpkin, as an “accredited investor” (as defined in Rule 501 under the Securities Act).  These purchases will be on terms available to other investors, except that these purchasers will not be entitled to registration rights.

The Notes have not been registered under the Securities Act, or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Purchase Agreement contains customary representations, warranties, agreements, indemnification obligations, including for liabilities under the Securities Act and other obligations and termination provisions of the Company, certain of its subsidiaries and the Initial Purchasers.

The above description of the Purchase Agreement is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 10.1, and incorporated into this Item 1.01 by reference.

Item 8.01.  Other Events.

In the joint proxy statement/prospectus dated August 22, 2014, the Company described the $140 million bridge facility available to it to provide cash to be used in the acquisition of Enventis Corporation.  The Company no longer plans to draw on the bridge facility for this purpose, but will instead use approximately $140 million in proceeds from the offering of the Notes described in Item 1.01 to this Current Report on Form 8-K (the “Offering”).  The Company intends to use the remaining proceeds from the Offering to repay a portion of Consolidated Communications, Inc.’s outstanding 10.875% senior notes due 2020 or its incremental term loan facility due 2020.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits
Ex No.	Description
10.1
Purchase Agreement, dated September 4, 2014, by and among Consolidated Communications Finance II Co., Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Communications, SureWest Telephone, SureWest Long Distance, SureWest TeleVideo, SureWest Fiber Ventures, LLC, SureWest Kansas, Inc., and Morgan Stanley & Co. LLC

Safe Harbor

The Securities and Exchange Commission (“SEC”) encourages companies to disclose forward-looking information so that investors can better understand a company’s future prospects and make informed investment decisions.  Certain statements in this Current Report on Form 8-K are forward-looking statements and are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995.  These forward-looking statements reflect, among other things, our current expectations, plans, strategies, and anticipated financial results.  There are a number of risks, uncertainties, and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.  These risks and uncertainties include our ability to complete the acquisition of Enventis and successfully integrate Enventis’ operations and realize the synergies from the acquisition, as well as a number of factors related to our business and that of Enventis, including economic and financial market conditions generally and economic conditions in the Company’s and Enventis’ service areas; various risks to shareholders of not receiving dividends and risks to the Company’s ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company’s common stock; changes in the valuation of pension plan assets; the substantial amount of debt and the Company’s ability to repay or refinance it or incur additional debt in the future; the Company’s need for a significant amount of cash to service and repay the debt and to pay dividends on the common stock; restrictions contained in the debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; risks associated with the Company’s possible pursuit of acquisitions; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company’s and Enventis’ network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes in the telecommunications industry; and liability and compliance costs regarding environmental regulations. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements are discussed in more detail in the Company’s and Enventis’ filings with the Securities and Exchange Commission, including their reports on Form 10-K and Form 10-Q.  Many of these circumstances are beyond our ability to control or predict.  Moreover, forward-looking statements necessarily involve assumptions on our part.  These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company and its subsidiaries to be different from those expressed or implied in the forward-looking statements.  All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this Current Report on Form 8-K.  Furthermore, forward-looking statements speak only as of the date they are made.  Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements.  You should not place undue reliance on forward-looking statements.

Proxy Statement/Prospectus

This material is not a substitute for the joint proxy statement/prospectus the Company and Enventis filed with the Securities and Exchange Commission on August 8, 2014, which, as amended, was declared effective on August 22, 2014.  Investors in the Company or Enventis are urged to read the joint proxy statement/prospectus, which contains important information, including detailed risk factors.  The joint proxy statement/prospectus is, and other documents which will be filed by the Company and Enventis with the Securities and Exchange Commission will be, available free of charge at the Securities and Exchange Commission’s website, www.sec.gov, or by directing a request to Consolidated Communications, 121 South 17th Street, Mattoon, IL 61938, Attention: Investor Relations; or to Enventis Corporation, P.O. Box 3248, Mankato, MN 56002, Attention: Investor Relations.  The definitive joint proxy statement/prospectus was first mailed to the Company’s stockholders and Enventis’ shareholders on August 28, 2014.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Proxy Solicitation

The Company and Enventis, and certain of their respective directors, executive officers and other members of management and employees are participants in the solicitation of proxies in connection with the proposed transactions.  Information about the directors and executive officers of the Company is set forth in the joint proxy statement/prospectus.  Information about the directors and executive officers of Enventis is set forth in its proxy statement for its 2014 annual meeting of shareholders.  Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the definitive joint proxy statement/prospectus for such proposed transactions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014
Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers Title: Chief Financial Officer

EXHIBIT INDEX

Ex No.	Description
10.1
Purchase Agreement, dated September 4, 2014, by and among Consolidated Communications Finance II Co., Consolidated Communications Holdings, Inc., Consolidated Communications, Inc., Consolidated Communications Enterprise Services, Inc., Consolidated Communications of Pennsylvania Company, LLC, Consolidated Communications Services Company, Consolidated Communications of Fort Bend Company, Consolidated Communications of Texas Company, SureWest Communications, SureWest Telephone, SureWest Long Distance, SureWest TeleVideo, SureWest Fiber Ventures, LLC, SureWest Kansas, Inc., and Morgan Stanley & Co. LLC